                                  Law Offices
                           Drinker Biddle & Reath LLP
                      Philadelphia National Bank Building
                              1345 Chestnut Street
                          Philadelphia, PA  19107-3496
                           Telephone: (215) 988-2700
                                 Telex: 834684
                              Fax: (215) 988-2757

                                 June 20, 1997


VIA EDGAR TRANSMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC 20549

     RE:  EXCELSIOR FUNDS, INC.
          REGISTRATION NO. 333-27115
          -----------------------------

Ladies and Gentlemen:

          In connection with the solicitation of shareholder approval of the transfer of the assets and liabilities of the Productivity Enhancers Fund, Environmentally-Related Products and Services Fund, Aging of America Fund, Communication and Entertainment Fund and Global Competitors Fund to the Equity Fund of the Company (collectively, the "Reorganization"), on behalf of the Company and pursuant to Rule 14a-6(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), enclosed herewith for filing are:

          (1) A copy of the proxy card for the acquisitions which comprise the Reorganization and;

          (2) Three forms of a letter sent to shareholders of the Company regarding the proxy.

           Questions and comments concerning the enclosed materials may be directed to the undersigned at (215) 988-1152.


                                 Very truly yours,


                                 /s/ Kenneth L. Greenberg, Esq.

Dear Client:


As we recently discussed, I am pleased to announce that some important changes are being considered for the U.S. Trust-advised Excelsior family of funds.

Under the proposed changes, five of the equity funds would be consolidated into the Excelsior Equity Fund which incorporates our growth, value and small cap investment strategies. In our opinion, this will allow for more meaningful measurements of performance against appropriate industry benchmarks, while potentially reducing portfolio volatility. These changes involve only the equity funds, and a summary describing these proposed changes in enclosed. Specifics are outlined in the combined prospectus/proxy statement we are sending to you today.

I want to emphasize that this restructuring does not constitute a shift away from our belief in theme equity investing; quite the contrary. We continue to believe that the major economic and demographic themes we have identified wil drive business growth into the next century. Therefore, we expect that these themes will remain the foundation of our equity investment policy.

Going forward, our recommended asset allocation will include greater exposure to international equities, as we believe it unlikely that domestic equities will continue their recent stellar performance over the next few years. We now recommend that international equities compose 20% of the equity portion of most client portfolios. We also believe that an increased exposure to alternative investments, such as venture capital, can help to ensure that your portfolio continues to meet your long-term needs.

Please read carefully the proxy materials we have sent to you regarding the proposed changes to the Excelsior funds. If you also own Excelsior funds outside of your Wealth Management Account, you will be receiving separate proxy material directly from Excelsior. I encourage you to participate in this important vote by returning the proxies before the deadline. A vote in favor of the proposal will help us to ensure that we continue to provide the best selection of funds for your investment needs.

I will continue to review the asset allocation in your account throughout the transition process to ensure that your investments reflect your objectives and long-term goals. I will also be speaking to you in the near future to review proposed changes to your account and to address any issues concerning your account. Of course, if you have any questions, please do not hesitate to call.

Sincerely,

               THE PROPOSED CHANGES TO EXCELSIOR FAMILY OF FUNDS


 .    Subject to shareholder approval, five of the existing equity theme funds -
     the Excelsior Aging of America Fund, the Excelsior Global Competitors Fund, the Excelsior Communication and Entertainment Fund, the Excelsior Environmental Fund, and the Excelsior Productivity Enhancers Fund - would be merged into the Excelsior Equity Fund, which would be renamed the Excelsior Blended Equity Fund.

 .    The Excelsior Long-Term Supply of Energy Fund would be renamed the
     Excelsior Energy and Natural Resources Fund. The fund would continue to invest in companies that are likely to benefit from the availability, development and delivery of clean, secure hydrocarbon and other energy sources. The fund would also be able to invest in securities representing other natural resources, including precious metals.

 .    The Excelsior Business and Industrial Restructuring Fund would be renamed the Excelsior Value and Restructuring Fund. The fund would continue to invest in companies that are likely to benefit from a restructuring or redeployment of their assets and operations in order to become more competitive or profitable.

 .    The Excelsior Early Life Cycle Fund would be renamed the Excelsior Small
     Capitalization Fund. The Fund would continue to invest in smaller companies in the earlier stages of their development or in more mature companies engaged in new and potentially higher growth operations.

 .    The Excelsior Emerging Americas Fund would be renamed the Excelsior Latin
     America Fund. The fund would invest in companies based in South and Central America and Mexico that are likely to benefit from government reform policies and improving economic conditions in the region.

The Excelsior family of funds is also planning to introduce two new equity funds. A large cap growth fund is planned which would invest in equities believed to be of high quality and high growth potential. In addition, a real estate fund is planned which would invest primarily in the equity securities of real estate companies, including real estate investment trusts (REITs). The Excelsior Income and Growth Fund, as well as the three remaining international equity funds, the eight fixed-income funds, and the four money market funds, will be unaffected.

Please see the reverse side for a list of the Excelsior funds that would be available if the changes are approved. Be sure to participate in the upcoming proxy vote to ensure that these important changes take place.

THE NEW EXCELSIOR FUNDS


DOMESTIC EQUITY

     Excelsior Blended Equity Fund
     Excelsior Value and Restructuring Fund
     Excelsior Income and Growth Fund
     Excelsior Small Capitalization Fund
     Excelsior Energy and Natural Resources Fund

VENTURE CAPITAL

     Excelsior Private Equity Fund II (closed-end fund)

INTERNATIONAL EQUITY

     Excelsior International Fund
     Excelsior Latin America Fund
     Excelsior Pacific-Asia Fund
     Excelsior Pan European Fund

TAXABLE FIXED INCOME

     Excelsior Short-Term Government Securities Fund
     Excelsior Intermediate-Term Managed Income Fund
     Excelsior Managed Income Fund

TAX-EXEMPT FIXED INCOME

     Excelsior Short-Term Tax-Exempt Securities Fund
     Excelsior Intermediate-Term Tax-Exempt Fund
     Excelsior Long-Term Tax-Exempt Fund
     Excelsior New York Intermediate-Term Tax-Exempt Fund
     Excelsior California Tax-Exempt Income Fund

MONEY MARKET

     Excelsior Money Fund
     Excelsior Government Fund
     Excelsior Treasury Money Fund
     Excelsior Short-Term Tax-Exempt Fund


Any mutual funds or other nondeposit investment products in which you invest (i) are not insured by the FDIC; (ii) are not a deposit or obligation of, or guaranteed by, United States Trust Company of New York or any other depository institution; and (iii) are subject to investment risks, including possible loss of the principal amount invested.

For additional information about these funds, including sales charges and expenses, please obtain a prospectus and read it carefully before you invest.

June 24, 1997

Dear Client:

As we recently discussed, I am pleased to announce that some important changes are being considered for the U.S. Trust-advised Excelsior family of funds.

Under the proposed changes, five of the equity funds would be consolidated into the Excelsior Equity Fund which incorporates our growth, value and small cap investment strategies. In our opinion, this will allow for more meaningful measurements of performance against appropriate industry benchmarks, while potentially reducing portfolio volatility. These changes involve any the equity funds, and a summary describing these proposed changes is enclosed. Specifics are outlined in the combined prospectus/proxy statement we are sending to you today.

I want to emphasize that this restructuring does not constitute a shift away from our belief in theme equity investing; quite the contrary. We continue to believe that the major economic and demographic themes we have identified will drive business growth into the next century. Therefore, we expect that these themes will remain the foundation of our equity investment policy.

Going forward, our recommended asset allocation will include greater exposure to international equities, as we believe it unlikely that domestic equities will continue their recent stellar performance over the next few years. We now recommend that international equities compose 20% of the equity portion of most client portfolios. We also believe that an increased exposure to alternative investments, such as venture capital, can help to ensure that your portfolio continues to meet your long-term needs.

Please read carefully the proxy materials we have sent to you regarding the proposed changes to the Excelsior funds. If you also own Excelsior funds outside of your Wealth Management Account, you will be receiving separate proxy material directly from Excelsior. I encourage you to participate in this important vote by returning the proxies before the deadline. A vote in favor of the proposal will help us to ensure that we continue to provide the best selection of funds for your investment needs.

I will continue to review the asset allocation in your account throughout the transition process to ensure that your investments reflect your objectives and long-term goals. I will also be speaking to you in the near future to review proposed changes to your account and to address any issues concerning your account. Of course, if you have any questions, please do not hesitate to call.


Sincerely,



Sincerely,

THE PROPOSED CHANGES TO THE EXCELSIOR FAMILY OF FUNDS


 .    Subject to shareholder approval, five of the existing equity theme funds -
     the Excelsior Aging of America Fund, the Excelsior Global Competitors Fund, the Excelsior Communication and Entertainment Fund, the Excelsior Environmental Fund, and the Excelsior Productivity Enhancers Fund - would be merged into the Excelsior Equity Fund, which would be renamed the Excelsior Blended Equity Fund.

 .    The Excelsior Long-Term Supply of Energy Fund would be renamed the
     Excelsior Energy and Natural Resources Fund. The fund would continue to invest in companies that are likely to benefit from the availability, development and delivery of clean, secure hydrocarbon and other energy sources. The fund would also be able to invest in securities representing other natural resources, including precious metals.

 .    The Excelsior Business and Industrial Restructuring Fund would be renamed the Excelsior Value and Restructuring Fund. The fund would continue to invest in companies that are likely to benefit from a restructuring or redeployment of their assets and operations in order to become more competitive or profitable.

 .    The Excelsior Early Life Cycle Fund would be renamed the Excelsior Small
     Capitalization Fund. The fund would continue to invest in smaller companies in the earlier stages of their development or in more mature companies engaged in new and potentially higher growth operations.

 .    The Excelsior Emerging Americas Fund would be renamed the Excelsior Latin
     America Fund. The fund would invest in companies based in South and Central America and Mexico that are likely to benefit from government reform politics and improving economic conditions in the region.

The Excelsior family of funds is also planning to introduce two new equity funds. A large cap growth fund is planned which would invest in equities believed to be of high quality and high growth potential. In addition, a real estate fund is planned which would invest primarily in the equity securities of real estate companies, including real estate investment trusts (REITs). The Excelsior Income and Growth Fund, as well as the three remaining international equity funds, the eight fixed-income funds, and the four money market funds, will be unaffected.

Please see the reverse side for a list of the Excelsior funds that would be available if the changes are approved. Be sure to participate in the upcoming proxy vote to ensure that these important changes take place.

THE NEW EXCELSIOR FUNDS


DOMESTIC EQUITY

     Excelsior Blended Equity Fund
     Excelsior Value and Restructuring Fund
     Excelsior Income and Growth Fund
     Excelsior Small Capitalization Fund
     Excelsior Energy and Natural Resources Fund

VENTURE CAPITAL

     Excelsior Private Equity Fund II (closed-end fund)

INTERNATIONAL EQUITY

     Excelsior International Fund
     Excelsior Latin America Fund
     Excelsior Pacific-Asia Fund
     Excelsior Pan European Fund

TAXABLE FIXED INCOME

     Excelsior Short-Term Government Securities Fund
     Excelsior Intermediate-Term Managed Income Fund
     Excelsior Managed Income Fund

TAX-EXEMPT FIXED INCOME

     Excelsior Short-Term Tax-Exempt Securities Fund
     Excelsior Intermediate-Term Tax-Exempt Fund
     Excelsior Long-Term Tax-Exempt Fund
     Excelsior New York Intermediate-Term Tax-Exempt Fund
     Excelsior California Tax-Exempt Income Fund

MONEY MARKET

     Excelsior Money Fund
     Excelsior Government Fund
     Excelsior Treasury Money Fund
     Excelsior Short-Term Tax-Exempt Fund

Any mutual funds or other nondeposit investment products in which you invest (i) are not insured by te FDIC; (ii) are not a deposit or obligation of, or guaranteed by, United States Trust Company of New York or any other depository institution; and (iii) are subject to investment risks, including possible loss of the principal amount invested.

For additional information about these funds, including sales charges and expenses, please obtain a prospectus and read it carefully before you invest.

Dear Shareholder:

The board of directors of the Excelsior equity funds is proposing certain changes which we believe will enhance our ability to serve your investment needs. Very briefly, these proposed changes would merge five of our equity funds into the Excelsior Equity Fund. These changes are enclosed in the combination proxy/prospectus.

It is the opinion of United States Trust Company of New York, the advisor to the funds, that the proposed changes would reduce volatility and potentially enhance performance. The board of Excelsior encourages you to participate in this very important vote by returning the proxies before the deadline. We believe that a vote in favor of the proposal will enhance our ability to serve your investment needs.

As always, our goal is to provide you with excellent performances and the highest level of service. If you have any questions about the proposed changes, please do not hesitate to call your fund representative.


Sincerely,



Frederick S. Wonham

                             EXCELSIOR FUNDS, INC.


          This proxy is solicited by the Board of Directors of Excelsior Funds, Inc. ("Excelsior") for use at a special meeting of shareholders to be held at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, on August 18, 1997 at 10:00 a.m. (Eastern Time).

          The undersigned hereby appoints Frank Bruno, Michael P. Malloy, Daniel
A. Moonay and Rose Ann Munoz, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments or postponements thereof, all shares of common stock in the below referenced fund held of record by the undersigned on June 2, 1997, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

          Every properly signed proxy will be voted in the manner specified hereon (except that if you vote on a proposal regarding a fund of which you are not a shareholder, such vote will not be counted) and, in the absence of specification, will be treated as granting authority to vote "FOR" the Proposals.

To vote mark an X in blue or black ink on the proxy card below. Keep this portion for your records.

--------------------------------------------------------------------------------
(Detach here and return this portion only)

Proposals to approve the plan of reorganization and the transactions contemplated thereby, including the transfer of all of the assets and liabilities of the Fund specified below ("Transferor Fund") to Excelsior's Equity Fund ("Surviving Fund") in exchange for retail shares of the Surviving Fund, and a liquidating distribution of such shares to holders of retail shares of the Transferor Fund:

1.   Vote on Proposal for AGING OF AMERICA FUND ONLY
                          --------------------------
     FOR    AGAINST    ABSTAIN
     [ ]      [ ]        [ ]


2.   Vote on Proposal for PRODUCTIVITY ENHANCERS FUND ONLY
                          --------------------------------
     FOR    AGAINST    ABSTAIN
     [ ]      [ ]        [ ]


3.   Vote on Proposal for COMMUNICATION AND ENTERTAINMENT FUND ONLY
                          -----------------------------------------
     FOR    AGAINST    ABSTAIN
     [ ]      [ ]        [ ]


4.   Vote on Proposal for GLOBAL COMPETITORS FUND ONLY
                          ----------------------------
     FOR    AGAINST    ABSTAIN
     -------------------------
     [ ]      [ ]        [ ]

5.   Vote on Proposal for ENVIRONMENTALLY-RELATED PRODUCTS AND SERVICES
                          ---------------------------------------------
     FUND ONLY
     -------------------------
     FOR    AGAINST    ABSTAIN
     [ ]      [ ]        [ ]



                     LONG-TERM SUPPLY OF ENERGY FUND (ONLY)
                     --------------------------------------


6(a). Vote on Proposal
      FOR    AGAINST    ABSTAIN
      [ ]      [ ]        [ ]         Vote on Proposal to approve a change to
                                      the Fund's sub-classification from
                                      diversified to non-diversified and to
                                      eliminate a related investment limitation.

 (b). Vote on Proposal
      FOR    AGAINST    ABSTAIN
      [ ]      [ ]        [ ]         Vote on Proposal to approve a change to
                                      the Fund's fundamental investment policies to permit the Fund to invest in precious metal bullion and coins and futures contracts on commodities.

(c). Vote on Proposal
     FOR    AGAINST    ABSTAIN
     [ ]      [ ]        [ ]          Vote on Proposal to adopt a fundamental
                                      investment policy that will allow the Fund to invest more than 25% of the value of its total assets in companies in the energy and other natural resources groups of industries.

7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign, date and return the proxy card promptly using the enclosed envelope.

     Please sign exactly as name appears hereon. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


     ________________________________________
     Signature                           Date